MFS SERIES TRUST IV

                           CERTIFICATION OF AMENDMENT
                           TO THE DECLARATION OF TRUST


                            REDESIGNATION OF SERIES

      Pursuant to Sections 6.11 and 9.3 of the Amended and Restated Declaration of Trust dated December 16, 2004, as amended (the "Declaration"), of MFS Series Trust IV, a business trust organized under the laws of The Commonwealth of Massachusetts (the "Trust"), the undersigned, constituting a majority of the Trustees of the Trust, hereby redesignate an existing series of Shares (as defined in the Declaration) as follows:

            The series designated as MFS Money Market Fund shall be redesignated as MFS U.S. Government Money Market Fund.

Pursuant to Section 10.1 of the Declaration, this redesignation of series of Shares shall be effective July 1, 2014.


                            CHANGE OF PRINCIPAL OFFICE

      Pursuant to Section 9.3 of the Declaration, the undersigned, constituting a majority of the Trustees of the Trust, hereby amend Section 10.3 of the Declaration to read in its entirety as follows:

            "Section 10.3. Principal Office. The principal office of the Trust is 111 Huntington Avenue, Boston, Massachusetts 02199. The Trustees, without a vote of Shareholders, may change the principal office of the Trust."

IN WITNESS WHEREOF, a majority of the Trustees of the Trust have executed this amendment, in one or more counterparts, all constituting a single instrument, as an instrument under seal in The Commonwealth of Massachusetts, as of June 27, 2014 and further certify, as provided by the provisions of Section 9.3(c) of the Declaration, that this amendment was duly adopted by the undersigned in accordance with Section 9.3(a) of the Declaration.

---------------------------------------------------------------------
|                                     |                             |
|                                     |                             |
|STEVEN E. BULLER                     |JOHN P. KAVANAUGH            |
|Steven E. Buller                     |John P. Kavanaugh            |
|c/o MFS Investment Management        |c/o MFS Investment Management|
|111 Huntington AvenueBoston, MA 02199|111 Huntington Avenue        |
|                                     |Boston, MA 02199             |
---------------------------------------------------------------------
|                                     |                             |
|                                     |                             |
|ROBERT E. BUTLER                     |ROBERT J. MANNING            |
|Robert E. Butler                     |Robert J. Manning            |
|c/o MFS Investment Management        |MFS Investment Management    |
|111 Huntington Avenue                |111 Huntington Avenue        |
|Boston, MA 02199                     |Boston, MA 02199             |
---------------------------------------------------------------------
|                                     |                             |
|                                     |                             |
|MAUREEN R. GOLDFARB                  |ROBIN A. STELMACH            |
|Maureen R. Goldfarb                  |Robin A. Stelmach            |
|c/o MFS Investment Management        |MFS Investment Management    |
|111 Huntington Avenue                |111 Huntington Avenue        |
|Boston, MA 02199                     |Boston, MA 02199             |
---------------------------------------------------------------------
|                                     |                             |
|                                     |                             |
|DAVID H. GUNNING                     |LAURIE J. THOMSEN            |
|PersonNameDavid H. Gunning           |Laurie J. Thomsen            |
|c/o MFS Investment Management        |c/o MFS Investment Management|
|111 Huntington Avenue                |111 Huntington Avenue        |
|Boston, MA 02199                     |Boston, MA 02199             |
---------------------------------------------------------------------
|                                     |                             |
|                                     |                             |
|WILLIAM R. GUTOW                     |ROBERT W. UEK                |
|PersonNameWilliam R. Gutow           |Robert W. Uek                |
|c/o MFS Investment Management        |c/o MFS Investment Management|
|111 Huntington Avenue                |111 Huntington Avenue        |
|Boston, MA 02199                     |Boston, MA 02199             |
---------------------------------------------------------------------
|                                     |                             |
|                                     |                             |
|MICHAEL HEGARTY                      |                             |
|Michael Hegarty                      |                             |
|c/o MFS Investment Management        |                             |
|111 Huntington Avenue                |                             |
|Boston, MA 02199                     |                             |
---------------------------------------------------------------------

                               MFS SERIES TRUST IV

                           CERTIFICATION OF AMENDMENT
                           TO THE DECLARATION OF TRUST


                              TERMINATION OF SERIES


      Pursuant  to  Section  9.2(b)  of the Amended and Restated Declaration  of

Trust, dated December 16, 2004, as amended  (the  "Declaration"),  of MFS Series

Trust  IV,  a  business  trust  organized under the laws of The Commonwealth  of

Massachusetts (the "Trust"), the  undersigned,  constituting  a  majority of the

Trustees of the Trust, hereby certify that MFS Government Money Market  Fund,  a series of the Trust, has been terminated.

IN WITNESS WHEREOF, a majority of the Trustees of the Trust have executed this amendment, in one or more counterparts, all constituting a single instrument, as an instrument under seal in The Commonwealth of Massachusetts, as of October 15, 2014 and further certify, as provided by the provisions of Section 9.3(c) of the Declaration, that this amendment was duly adopted by the undersigned in accordance with Section 9.3(a) of the Declaration.


---------------------------------------
|                                     |
|STEVEN E. BULLER                     |
|Steven E. Buller                     |
|c/o MFS Investment Management        |
|111 Huntington AvenueBoston, MA 02199|
---------------------------------------
|                                     |
|                                     |
|ROBERT E. BUTLER                     |
|Robert E. Butler                     |
|c/o MFS Investment Management        |
|111 Huntington Avenue                |
|Boston, MA 02199                     |
---------------------------------------
|                                     |
|                                     |
|MAUREEN R. GOLDFARB                  |
|Maureen R. Goldfarb                  |
|c/o MFS Investment Management        |
|111 Huntington Avenue                |
|Boston, MA 02199                     |
---------------------------------------
|                                     |
|                                     |
|DAVID H. GUNNING                     |
|PersonNameDavid H. Gunning           |
|c/o MFS Investment Management        |
|111 Huntington Avenue                |
|Boston, MA 02199                     |
---------------------------------------
|                                     |
|                                     |
|WILLIAM R. GUTOW                     |
|PersonNameWilliam R. Gutow           |
|c/o MFS Investment Management        |
|111 Huntington Avenue                |
|Boston, MA 02199                     |
---------------------------------------
|                                     |
|                                     |
|MICHAEL HEGARTY                      |
|Michael Hegarty                      |
|c/o MFS Investment Management        |
|111 Huntington Avenue                |
|Boston, MA 02199                     |
---------------------------------------




JOHN P. KAVANAUGH
John P. Kavanaugh
c/o MFS Investment Management
111 Huntington Avenue
Boston, MA 02199



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